UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): January 12, 2022
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On January 12, 2022, Stem, Inc. (the “Company”) named Rahul Shukla as the Company’s Chief Accounting Officer, effective January 18, 2022. Mr. Shukla will serve as the Company’s principal accounting officer in his capacity as Chief Accounting Officer, and William Bush, the Company’s Chief Financial Officer, who has been serving as principal financial officer and principal accounting officer, will continue serving as the Company’s principal financial officer.
Mr. Shukla, 39, was previously the Vice President, Finance for Natera, Inc. from June 2020 to December 2021. Prior to that, he was Vice President, Corporate Controller of eHealth, Inc. from 2018 to 2020. Prior to that, he served as Vice President, Finance and Accounting of Gum Drop Cases, Inc., from 2015 to 2018. Prior to that, he served in various accounting and finance roles with NextTag, Inc, from 2013-2015. Mr. Shukla has a Bachelor of Science degree in Business Administration from the University of California, Berkeley.
In his new role with the Company, Mr. Shukla will receive an annual base salary of $300,000. In connection with his appointment, he will receive (a) a sign-on cash bonus of $75,000, less applicable withholding taxes and (b) a sign-on long-term incentive (“LTI”) equity award of restricted stock units (“RSUs”) and options with a target value of $200,000, vesting ratably over four years, subject to his continued employment with the Company through the applicable vesting dates. Mr. Shukla will be eligible for a cash award under the Company’s annual cash incentive plan with a target award of 30% of base salary, and will be eligible to participate in the Company’s long-term equity incentive program. Also in connection with his appointment, Mr. Shukla will receive an initial LTI equity award of RSUs and stock options with a target value of $200,000, vesting ratably over four years, subject to his continued employment with the Company through the applicable vesting dates.
Mr. Shukla has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he will be selected as an officer of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Shukla that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: January 18, 2022	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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